[FAIRPOINT COMMUNICATIONS, INC. LOGO]

FOR IMMEDIATE RELEASE                                CONTACT: Timothy W. Henry
                                                     Telephone: (704) 344.8150
                                                     Email: Thenry@fairpoint.com



         FAIRPOINT REPORTS STABLE OPERATING RESULTS FOR THE NINE-MONTHS
                              ENDED SEPT. 30, 2003


CHARLOTTE, N.C. (Nov. 5, 2003) - FairPoint Communications, Inc. ("FairPoint") today announced its financial results for the nine-months and the third quarter ended Sept. 30, 2003.

Highlights of FairPoint's nine-months financial results compared with the same period one year ago include:

    o  Consolidated revenues increased 0.7 percent to $171.7 million.
    o  RLEC revenues increased 1.7 percent to $167.4 million.
    o Adjusted consolidated 2003 earnings before interest, taxes, depreciation and amortization (EBITDA) increased 0.6 percent to $101.0 million.
    o  Adjusted RLEC EBITDA increased 1.3 percent to $100.8 million.
    o Access line equivalents (voice access lines plus DSL served over those access lines) increased 1.8 percent to 248,589 (excluding the South Dakota properties) compared to Dec. 31, 2002.


Results for the nine-month period ended Sept. 30, 2003

FairPoint reported nine-months consolidated revenues from continuing operations of $171.7 million, a 0.7 percent increase compared to $170.5 million for the nine-months ended Sept. 30, 2002. The rural local exchange carrier ("RLEC") companies reported revenues of $167.4 million, an increase of 1.7 percent compared to $164.6 million last year. This increase resulted from increases in local service, interstate access, long distance, and data and Internet services revenues. FairPoint's wholesale long distance subsidiary, FairPoint Carrier Services, Inc. ("Carrier Services") reported revenues of $4.2 million, a 28.8 percent decrease compared to $5.9 million a year ago.

Adjusted consolidated EBITDA (excluding non-cash items and discontinued operations, but including the discontinued operations from FairPoint's South Dakota properties divested on Sept. 30, 2003) was $101.0 million in the nine-month period in 2003, a 0.6 percent increase from $100.4 million for the same period in 2002. Adjusted RLEC EBITDA from continuing operations (excluding non-cash items, but including the discontinued operations from FairPoint's South Dakota properties) was $100.8 million, a 1.3 percent increase from $99.6 million for the same period in 2002.

FairPoint reported consolidated net income of $5.1 million for the nine-month period compared to $17.5 million for the same period in 2002. Year-to-date consolidated net income includes income from discontinued operations of the South Dakota properties of $1.9 million and a gain from the disposal of the South Dakota properties of $7.8 million. For the same period in 2002, FairPoint reported income from discontinued operations of the CLEC business and the South Dakota properties of $21.8 million. Also, effective July 1, 2003, FairPoint adopted SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which requires that FairPoint report the dividends and accretion associated with its Series A Preferred Shares as interest expense. This non-cash interest expense was $4.4 million and no such expense was recorded in 2002.

Access line equivalents (voice access lines plus DSL served over those access lines) were 248,589 on Sept. 30, 2003, an increase of 0.6 percent from 247,118 on June 30 and 1.8 percent from 244,257 at Dec. 31, 2002. Voice access lines were 236,318 and DSL was 12,271 at Sept. 30, 2003 (excluding the South Dakota properties).


Results for the three-months ended Sept. 30, 2003

FairPoint reported third-quarter consolidated revenues from continuing operations of $58.6 million, a 1.4 percent increase compared to $57.8 million for the three-months ended Sept. 30, 2002. The RLEC companies reported revenues of $57.2 million, an increase of 1.4 percent compared to $56.4 million from a year ago. Carrier Services reported revenues of $1.4 million, unchanged from the third-quarter of 2002.

Adjusted consolidated EBITDA (excluding non-cash items and discontinued operations, but including the discontinued operations from FairPoint's South Dakota properties divested on Sept. 30, 2003) was $33.9 million, a 1.7 percent decrease from $34.5 million for the same period in 2002. Adjusted RLEC EBITDA from continuing operations (excluding non-cash items, but including the discontinued operations from FairPoint's South Dakota properties) was $34.0 million, a 0.9 percent decrease from $34.3 million in the third-quarter of 2002. This decrease was primarily attributed to an increase in cash operating expenses.

FairPoint reported consolidated net income of $4.3 million compared to consolidated net income of $0.9 million for the same period in 2002. For the three months ended Sept. 30, 2003, FairPoint reported income from discontinued operations of the South Dakota properties of $0.7 million and a gain on the disposal of the South Dakota properties of $7.8 million. FairPoint also reported a non-cash interest expense of $4.4 million upon its adoption of SFAS 150 as previously discussed. In 2002, the three-month consolidated net loss included income from discontinued operations of $2.4 million from the CLEC business and the South Dakota properties.

See the attached "EBITDA Reconciliation" table for an explanation of our calculation of EBITDA, Adjusted Consolidated EBITDA, Adjusted RLEC EBITDA and a reconciliation of such items to net cash provided by operating activities of continuing operations.

About FairPoint

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, FairPoint's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 25 rural local exchange companies located in 17 states. FairPoint serves customers with 248,589 access line equivalents (voice access lines plus DSL served over those access lines) and offers an array of services including local voice, long distance, data and Internet.


Forward Looking Statement

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in previous FairPoint Communications, Inc. filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability of equipment, materials, inventories and programming, product acceptance, and the ability to construct, expand and upgrade its services and facilities. FairPoint does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.

                                      # # #

Attachments

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
------------------------------------------------------------------------------
                                                September 30,    December 31,
                                                     2003            2002
                                                --------------  --------------
                                                  (unaudited)
                        Assets
------------------------------------------------------------------------------
                                                      (Dollars in thousands)
Current assets:
   Cash                                            $   33,082           5,394
   Accounts receivable                                 27,000          25,024
   Other                                                7,677           5,463
   Assets of discontinued operations                      663             806
   Assets held for sale                                    --          16,647
------------------------------------------------------------------------------
Total current assets                                   68,422          53,334
------------------------------------------------------------------------------
Property, plant, and equipment, net                   255,663         271,690
------------------------------------------------------------------------------
Other assets:
   Investments                                         42,756          43,627
   Goodwill, net of accumulated amortization          443,781         443,781
   Deferred charges and other assets                   23,432          16,821
------------------------------------------------------------------------------
Total other assets                                    509,969         504,229
------------------------------------------------------------------------------
Total assets                                       $  834,054         829,253
==============================================================================

                    Liabilities and Stockholders' Deficit
------------------------------------------------------------------------------
Current liabilities:
   Accounts payable                                $   13,947          20,664
   Current portion of long-term debt and other
     long-term liabilities                             17,655           6,240
   Demand notes payable                                   409             427
   Accrued interest payable                            20,807          10,501
   Other accrued liabilities                           18,857          21,208
   Liabilities of discontinued operations               3,759           5,065
   Liabilities held for sale                               --             639
------------------------------------------------------------------------------
Total current liabilities                              75,434          64,744
------------------------------------------------------------------------------
Long-term liabilities:
   Long-term debt, net of current portion             794,031         798,486
   Preferred shares subject to mandatory redemption    92,089              --
   Liabilities of discontinued operations               4,425           5,265
   Deferred credits and other long-term liabilities    11,846          13,449
------------------------------------------------------------------------------
Total long-term liabilities                           902,391         817,200
------------------------------------------------------------------------------
Commitments and contingencies
Minority interest                                          16              16
------------------------------------------------------------------------------
Common stock subject to put options                     2,136           3,136
------------------------------------------------------------------------------
Redeemable preferred stock                                 --          90,307
------------------------------------------------------------------------------
Stockholders' deficit:
   Common stock                                           499             499
   Additional paid-in capital                         198,050         206,942
   Accumulated other comprehensive loss                     9          (1,132)
   Accumulated deficit                               (344,481)       (352,459)
------------------------------------------------------------------------------
Total stockholders' deficit                          (145,923)       (146,150)
------------------------------------------------------------------------------
Total liabilities and stockholders' deficit        $  834,054         829,253
==============================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

---------------------------------------------------------------------------------------------
                                                Three months ended       Nine months ended
                                                   September 30,           September 30,
                                               ----------------------  ----------------------
                                                 2003        2002        2003        2002
---------------------------------------------------------------------------------------------
                                                          (Dollars in thousands)
Revenues                                       $  58,566      57,778     171,663     170,504
---------------------------------------------------------------------------------------------
Operating expenses:
   Operating expenses, excluding depreciation
     and amortization and stock-based
     compensation                                 28,754      26,030      81,624      79,417
   Depreciation and amortization                  11,984      11,596      36,181      34,511
   Stock-based compensation                           --          --          --        (197)
---------------------------------------------------------------------------------------------
Total operating expenses                          40,738      37,626     117,805     113,731
---------------------------------------------------------------------------------------------
Income from operations                            17,828      20,152      53,858      56,773
---------------------------------------------------------------------------------------------
Other income (expense):
   Net gain (loss) on sale of investments and
     other assets                                    486        (395)        595         (90)
   Interest and dividend income                      535         356       1,264       1,447
   Interest expense                              (27,571)    (20,303)    (71,574)    (59,775)
   Impairment on investments                          --      (1,820)         --      (7,441)
   Equity in net earnings of investees             2,722       1,972       7,235       5,540
   Other nonoperating, net                         1,773      (1,334)      4,220        (369)
---------------------------------------------------------------------------------------------
Total other expense                              (22,055)    (21,524)    (58,260)    (60,688)
---------------------------------------------------------------------------------------------
Loss from continuing operations before
   income taxes                                   (4,227)     (1,372)     (4,402)     (3,915)
Income tax benefit (expense)                          18         (70)       (250)       (425)
Minority interest in income of subsidiaries           --          --          (1)         (1)
---------------------------------------------------------------------------------------------
Loss from continuing operations                   (4,209)     (1,442)     (4,653)     (4,341)
---------------------------------------------------------------------------------------------
Discontinued operations:
   Income from discontinued operations               695       2,375       1,929      21,858
   Gain on disposal of assets of discontinued
   operations                                      7,797          --       7,797          --
---------------------------------------------------------------------------------------------
Income from discontinued operations                8,492       2,375       9,726      21,858
---------------------------------------------------------------------------------------------
Net income                                         4,283         933       5,073      17,517
Redeemable preferred stock dividends
   and accretion                                      --      (4,589)     (8,892)     (7,116)
Gain on repurchase of redeemable
   preferred stock                                    --          --       2,905          --
---------------------------------------------------------------------------------------------
Net income (loss) attributed to common
   shareholders                                $   4,283      (3,656)       (914)     10,401
=============================================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Cash Flows
                                   (Unaudited)

-------------------------------------------------------------------------------------------------------
                                                                               Nine months ended
                                                                                 September 30,
                                                                             2003             2002
-------------------------------------------------------------------------------------------------------
                                                                             (Dollars in thousands)
Cash flows from operating activities:
    Net income                                                          $      5,073            17,517
-------------------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by
    operating activities of continuing operations:
      Income from discontinued operations                                     (9,726)          (21,858)
      Dividends and accretion on shares subject to
        mandatory redemption                                                   4,440                --
      Amortization of debt issue costs                                         3,118             2,551
      Depreciation and amortization                                           36,181            34,511
      Gain on early retirement of debt                                        (3,466)               --
      Write-off of debt issue costs                                            4,967                --
      Income from equity method investments                                   (7,235)           (5,540)
      Other non cash items                                                    (6,518)            5,566
      Changes in assets and liabilities arising from operations:
        Accounts receivable and other current assets                          (4,044)            5,794
        Accounts payable and accrued expenses                                  8,087            11,509
        Income taxes                                                          (6,760)              180
        Other assets/liabilities                                                (459)              220
-------------------------------------------------------------------------------------------------------
          Total adjustments                                                   18,585            32,933
-------------------------------------------------------------------------------------------------------
            Net cash provided by operating activities of continuing
              operations                                                      23,658            50,450
-------------------------------------------------------------------------------------------------------
Cash flows from investing activities of continuing operations:
    Acquisitions of telephone properties                                      (1,795)               --
    Net capital additions                                                    (19,270)          (19,263)
    Distributions from investments                                             8,650             7,094
    Net proceeds from sales of investments and other assets                    2,101               448
    Other, net                                                                  (846)           (1,055)
-------------------------------------------------------------------------------------------------------
      Net cash used in investing activities of continuing operations         (11,160)          (12,776)
-------------------------------------------------------------------------------------------------------
Cash flows from financing activities of continuing operations:
    Debt issue costs                                                         (15,077)              (42)
    Proceeds from issuance of long-term debt                                 295,180            78,070
    Repayments of long-term debt                                            (285,581)         (102,892)
    Repurchase of preferred and common stock                                  (9,645)           (1,002)
-------------------------------------------------------------------------------------------------------
      Net cash used in financing activities of
        continuing operations                                                (15,123)          (25,866)
-------------------------------------------------------------------------------------------------------
      Net cash contributed to (from) continuing operations (from)
        to discontinued operations                                            30,313            (9,348)
-------------------------------------------------------------------------------------------------------
      Net increase in cash                                                    27,688             2,460
Cash, beginning of period                                                      5,394             2,919
-------------------------------------------------------------------------------------------------------
Cash, end of period                                                      $    33,082             5,379
=======================================================================================================
Supplemental disclosures of noncash financing activities:
    Redeemable preferred stock dividends paid in kind                    $    12,253             6,509
=======================================================================================================
    Gain on repurchase of redeemable preferred stock                     $     2,905                --
=======================================================================================================
    Accretion of redeemable preferred stock                              $     1,079               607
=======================================================================================================
    Long-term debt issued in connection with Carrier Services'
      Tranche B interest payment                                         $     1,188               487
=======================================================================================================

                         FairPoint Communications, Inc.

    Consolidated and Rural Local Exchange Comparative Financial Information

        For the Three and Nine Months Ended September 30, 2003 and 2002




($ million)                                                        Three-Months Ended                    Three-Months Ended
                                                                         09/30/03                               09/30/02
                                                                    -----------------                     -----------------
Consolidated Results from Continuing Operations:
       Revenues                                                    $          58,566                     $          57,778
       Operating expenses                                                     40,738                                37,626
                                                                    -----------------                     -----------------
       Income from operations                                                 17,828                                20,152
       Other expense                                                         (22,055)(1)(2)(3)(4)                  (21,524)(5)(6)
                                                                    -----------------                     -----------------
       Income from continuing operations before income taxes                  (4,227)                               (1,372)
       Income (loss) from discontinued operations - CLEC                           -                                 1,726
       Income from discontinued operations - SD Divestiture                      695                                   649
       Gain on disposal of assets of discontinued operations -
         SD Divestiture                                                        7,797                                     -
       Income taxes                                                               18                                   (70)
       Minority Interest in income of subsidiaries                                 -                                     -
                                                                    -----------------                     -----------------
       Net income (loss)                                           $           4,283                     $             933
                                                                    =================                     =================

       Adjusted Consolidated EBITDA                                $          33,924                     $          34,488
       Free Cash Flow                                                          1,380                                 3,926

       Other information:
       Gross property, plant and equipment                         $         636,844                     $         613,545
       Capital expenditures                                                    9,486                                 9,722
       Interest expense (adjusted for amortization)                           22,031                                19,416

Rural Local Exchange Operations:
       Revenues                                                    $          57,200                     $          56,384
       Operating expenses                                                     39,305                                36,462
                                                                    -----------------                     -----------------
       Income from operations                                                 17,895                                19,922
       Other income (expense)                                                (21,548)(2)(3)(4)                     (19,119)(5)
                                                                    -----------------                     -----------------
       Earnings (Loss) before income taxes                                    (3,653)                                  803
       Income from discontinued operations - SD Divestiture                      695                                   649
       Gain on disposal of assets of discontinued operations -
         SD Divestiture                                                        7,797                                     -
       Income taxes                                                             (187)                                  (70)
       Minority Interest in income of subsidiaries                                 -                                     -
                                                                    -----------------                     -----------------
       Net income (loss)                                           $           4,652                     $           1,382
                                                                    =================                     =================

       Adjusted RLEC EBITDA                                        $          33,986                     $          34,262
       Free Cash Flow                                                          1,792                                 4,279

       Other information:
       Gross property, plant and equipment                         $         636,759                     $         613,470
       Capital expenditures                                                    9,486                                 9,722
       Interest expense (adjusted for amortization)                           21,476                                18,837

===========================================================================================================================

                                                                    Nine-Months Ended                     Nine-Months Ended
                                                                        09/30/03                              09/30/02
                                                                    -----------------                     -----------------
Consolidated Results from Continuing Operations:
       Revenues                                                    $         171,663                     $         170,504
       Operating expenses                                                    117,805                               113,731
                                                                    -----------------                     -----------------
       Income from operations                                                 53,858                                56,773
       Other expense                                                         (58,260)(7)(8)(9)(10)(11)             (60,688) (15)(16)
                                                                                     (12)(13)(14)
                                                                    -----------------                    -----------------
       Income from continuing operations before income taxes                  (4,402)                               (3,915)
       Income (loss) from discontinued operations                                  -                                20,034
       Income from discontinued operations - SD Divestiture                    1,929                                 1,824
       Gain on disposal of assets of discontinued operations -
         SD Divestiture                                                        7,797                                     -
       Income taxes                                                             (250)                                 (425)
       Minority Interest in income of subsidiaries                                (1)                                   (1)
                                                                    -----------------                     -----------------
       Net income (loss)                                           $           5,073                     $          17,517
                                                                    =================                     =================

       Adjusted Consolidated EBITDA                                $         101,010                     $         100,402
       Free Cash Flow                                                         14,071                                18,887

       Other information:
       Gross property, plant and equipment                         $         636,844                     $         613,545
       Capital expenditures                                                   19,994                                19,674
       Interest expense (adjusted for amortization)                           64,084                                76,229

Rural Local Exchange Operations:
       Revenues                                                    $         167,440                     $         164,592
       Operating expenses                                                    113,750                               108,646
                                                                    -----------------                     -----------------
       Income from operations                                                 53,690                                55,946
       Other income (expense)                                                (57,362)(8)(9)(10)(11)                (52,358)(15)
                                                                                     (12)(14)
                                                                    -----------------                     -----------------
       Earnings (Loss) before income taxes                                    (3,672)                                3,588
       Income from discontinued operations - SD Divestiture                    1,929                                 1,824
       Gain on disposal of assets of discontinued operations -
         SD Divestiture                                                        7,797                                     -
       Income taxes                                                             (509)                                 (425)
       Minority Interest in income of subsidiaries                                (1)                                   (1)
                                                                    -----------------                     -----------------
       Net income (loss)                                           $           5,544                     $           4,986
                                                                    =================                     =================

       Adjusted RLEC EBITDA                                        $         100,828                     $          99,559
       Free Cash Flow                                                         14,210                                18,872

       Other information:
       Gross property, plant and equipment                         $         636,759                     $         613,470
       Capital expenditures                                                   19,984                                19,674
       Interest expense (adjusted for amortization)                           62,410                                74,747
       Access line equivalents (voice plus DSL)                              248,589                               249,306


Footnotes:
(1) Includes $0.6 million interest expense on Carrier Services long term debt for the three months ended September 30, 2003.
(2) Includes FASB 133 mark-to-market gain of $1.8 million for the three months ended September 30, 2003.
(3) Includes $0.5 million gain on sale of impaired investments for the three months ended September 30, 2003.
(4) Includes SFAS 150 adjustment of $4.4 million dividends and accretion on preferred shares subject to mandatory redemption for the three months ended September 30, 2003.
(5) Includes FASB 133 mark-to-market loss of $1.3 million for the three months ended September 30, 2002.
(6) Includes $1.8 million impairment of Choice One stock for the three months ended September 30, 2002.
(7) Includes $1.7 million interest expense on Carrier Services long term debt for the nine months ended September 30, 2003.
(8) Includes $3.5 million gain on extinguishment of debt for the nine months ended September 30, 2003.
(9) Includes $5.0 million write off of loan origination costs for the nine months ended September 30, 2003.
(10) Includes FASB 133 mark-to-market gain of $5.7 million for the nine months ended September 30, 2003.
(11) Includes SFAS 150 adjustment of $4.4 million dividends and accretion on preferred shares subject to mandatory redemption for the nine months ended September 30, 2003.
(12) Includes $0.5 million gain on sale of impaired investments for the nine months ended September 30, 2003.
(13) Includes $0.1 million gain on sale of Choice One stock for the nine months ended September 30, 2003.
(14) Includes $2.8 million gain on extinguishment of debt for the nine months ended September 30, 2003.
(15) Includes FASB 133 mark-to-market loss of $0.4 million for the nine months ended September 30, 2002.
(16) Includes $7.4 million impairment of Choice One stock for the nine months ended September 30, 2002.

                         FairPoint Communications, Inc.

 Sequential Financial Information for the Quarters ending September 30, June 30 and March 31, 2003, December 31 and September 30, 2002


($ million)                                  Three-Months      Three-Months      Three-Months      Three-Months      Three-Months
                                                Ended             Ended             Ended             Ended              Ended
                                               9/30/03           6/30/03           3/31/03           12/31/02           9/30/02
                                          -----------------  ----------------  ----------------  ----------------  ----------------
Consolidated Results:
    Revenues:
      Local calling services             $          14,311  $         14,007  $         13,416  $         13,573  $         13,740
      USF - high cost loop support                   4,394             4,866             5,001             6,261             5,964
      Interstate access revenue                     17,194            16,364            15,479            18,667            16,105
      Intrastate access revenue                     10,959            10,857            10,808            10,934            11,004
      Long distance services                         4,052             3,853             3,769             3,689             3,949
      Data and internet services                     3,344             3,205             3,036             2,797             2,597
      Other services                                 4,312             4,133             4,303             4,394             4,419
                                          -----------------  ----------------  ----------------  ----------------  ----------------
    Total revenues                                  58,566            57,285            55,812            60,315            57,778
    Operating expenses                              40,738            39,383            37,684            43,766            37,626
                                          -----------------  ----------------  ----------------  ----------------  ----------------
    Income from operations                          17,828            17,902            18,128            16,549            20,152
    Other income (expense)                         (22,055)          (18,883)          (17,322)          (20,806)          (21,524)
                                          -----------------  ----------------  ----------------  ----------------  ----------------
    Earnings (loss) from continuing
         operations before income taxes             (4,227)             (981)              806            (4,257)           (1,372)
    Income (loss) from discontinued
         operations - CLEC                               -                 -                 -              (534)            1,726
    Income from discontinued operations -
         operations - SD Divestiture                   695               608               626               609               649
    Gain on disposal of assets of
      discontinued operations - SD
         Divestiture                                 7,797                 -                 -                 -                 -
    Income taxes                                        18              (131)             (137)              (94)              (70)
    Minority interest in income of
         subsidiaries                                    -                 -                (1)               (1)                -
                                          -----------------  ----------------  ----------------  ----------------  ----------------
    Net income (loss)                    $           4,283  $           (504) $          1,294  $         (4,277) $            933
                                          =================  ================  ================  ================  ================

    Adjusted Consolidated EBITDA         $          33,924  $         33,284  $         33,802  $         33,505  $         34,488
    Free Cash Flow                                   1,380             2,711             9,409            (6,688)            3,926

    Other information:
    Gross property, plant and equipment  $         636,844  $        630,671  $        635,915  $        624,091  $        613,545
    Capital expenditures                             9,486             6,947             3,542            19,800             9,722
    Interest expense (adjusted for
         amortization)                              22,031            22,264            19,789            18,929            19,416


====================================================================================================================================


($ million)                                  Three-Months       Three-Months      Three-Months      Three-Months     Three-Months
                                                Ended              Ended             Ended             Ended             Ended
                                               9/30/03            6/30/03           3/31/03           12/31/02          9/30/02
                                           ----------------  -----------------  ----------------  ----------------  ----------------
Rural Local Exchange Operations:

    Revenues:
      Local calling services              $         14,312  $          14,010  $         13,418  $         13,575  $         13,742
      USF - high cost loop support                   4,394              4,866             5,001             6,261             5,964
      Interstate access revenue                     17,194             16,364            15,479            18,667            16,105
      Intrastate access revenue                     10,959             10,857            10,808            10,934            11,004
      Long distance services                         2,682              2,374             2,368             2,279             2,552
      Data and internet services                     3,344              3,205             3,036             2,797             2,597
      Other services                                 4,315              4,142             4,312             4,431             4,420
                                           ----------------  -----------------  ----------------  ----------------  ----------------
    Total revenues                                  57,200             55,818            54,422            58,944            56,384
    Operating expenses                              39,305             37,986            36,459            42,770            36,462
                                           ----------------  -----------------  ----------------  ----------------  ----------------
    Income from operations                          17,895             17,832            17,963            16,174            19,922
    Other income (expense)                         (21,548)           (18,407)          (17,407)          (19,485)          (19,119)
                                           ----------------  -----------------  ----------------  ----------------  ----------------
    Earnings (loss) before income taxes             (3,653)              (575)              556            (3,311)              803
    Income taxes                                      (187)              (275)              (47)              (94)              (70)
    Income from discontinued operations -
         SD Divestiture                                695                608               626               609               649
    Gain on disposal of assets of
         discontinued operations - SD
         Divestiture                                 7,797                  -                 -                 -                 -
    Minority inerest in income of
         subsidiaries                                    -                  -                (1)               (1)                -
                                           ----------------  -----------------  ----------------  ----------------  ----------------
    Net income (loss)                     $          4,652  $            (242) $          1,134  $         (2,797) $          1,382
                                           ================  =================  ================  ================  ================

    Adjusted RLEC EBITDA                  $         33,986  $          33,207  $         33,635  $         33,126  $         34,262
    Free Cash Flow                                   1,792              3,286             9,911            (6,481)            4,279

    Other information:
    Gross property, plant and equipment   $        636,759  $         630,586  $        635,834  $        624,016  $        613,470
    Capital expenditures                             9,486              6,943             3,536            19,800             9,722
    Interest expense (adjusted for
         amortization)                              21,476             21,718            19,216            18,343            18,837
    Access line equivalents (voice plus
         DSL)                                      248,589            251,597           249,717           248,581           249,255

                         FairPoint Communications, Inc.

                                     EBITDA
                                 RECONCILIATION

         For the Three and Nine Months Ended September 30, 2003 and 2002


                                                                         Three-Months Ended            Three-Months Ended
                                                                              09/30/03                     09/30/02
                                                                       -----------------------      ------------------------
Net cash provided by operating activities of continuing operations   $                  3,769     $                  23,705
Adjustments:
     Depreciation and amortization                                                    (11,984)                      (11,596)
     Impairment of investments                                                              -                        (1,820)
     Dividends and accretion on shares subject to mandatory
        redemption                                                                     (4,440)                            -
     Other non-cash items                                                               3,931                          (283)
     Changes in assets and liabilities arising from continuing
        operations, net of acquisitions                                                 4,515                       (11,448)
                                                                       -----------------------      ------------------------
Income from continuing operations                                                      (4,209)                       (1,442)
Adjustments:
     Interest expense                                                                  27,571                        20,303
     Provision for income taxes                                                           (18)                           70
     Depreciation and amortization                                                     11,984                        11,596
                                                                       -----------------------      ------------------------
EBITDA                                                                                 35,328                        30,527
Adjustments:
     South Dakota Divestiture EBITDA                                                      875                           807
     Stock-based compensation, net of forfeitures                                           -                             -
     FASB 133                                                                          (1,775)                        1,334
     Impairment of investments                                                              -                         1,820
     Gain on sale of impaired investments                                                (504)                            -
     Gain on extinguishment of debt                                                         -                             -
     Write off loan origination costs                                                       -                             -
                                                                       -----------------------      ------------------------
Adjusted Consolidated EBITDA                                                           33,924                        34,488
     Carrier Services EBITDA                                                               62                          (226)
                                                                       -----------------------      ------------------------
Adjusted RLEC EBITDA                                                 $                 33,986     $                  34,262
                                                                       =======================      ========================


============================================================================================================================

                                                                          Nine-Months Ended            Nine-Months Ended
                                                                              09/30/03                     09/30/02
                                                                       -----------------------      ------------------------
Net cash provided by operating activities of continuing operations   $                 23,658     $                  50,450
Adjustments:
     Depreciation and amortization                                                    (36,181)                      (34,511)
     Impairment of investments                                                              -                        (7,441)
     Dividends and accretion on shares subject to mandatory
        redemption                                                                     (4,440)                            -
     Other non-cash items                                                               9,134                         4,864
     Changes in assets and liabilities arising from continuing
        operations, net of acquisitions                                                 3,176                       (17,703)
                                                                       -----------------------      ------------------------
Income (loss) from continuing operations                                               (4,653)                       (4,341)
Adjustments:
     Interest expense                                                                  71,574                        59,775
     Provision for income taxes                                                           250                           425
     Depreciation and amortization                                                     36,181                        34,511
                                                                       -----------------------      ------------------------
EBITDA                                                                                103,352                        90,370
Adjustments:
     South Dakota Divestiture EBITDA                                                    2,451                         2,419
     Stock-based compensation, net of forfeitures                                           -                          (197)
     FASB 133                                                                          (5,723)                          369
     Impairment of investments                                                              -                         7,441
     Gain on sale of impaired investments                                                (571)                            -
     Gain on extinguishment of debt                                                    (3,466)                            -
     Write off loan origination costs                                                   4,967                             -
                                                                       -----------------------      ------------------------
Adjusted Consolidated EBITDA                                                          101,010                       100,402
     Carrier Services EBITDA                                                             (182)                         (843)
                                                                       -----------------------      ------------------------
Adjusted RLEC EBITDA                                                 $                100,828     $                  99,559
                                                                       =======================      ========================


"EBITDA" means net income (loss) from continuing operations before interest expense, income taxes, and depreciation and amortization. We believe EBITDA is useful to investors because EBITDA is commonly used in the telecommunications industry to analyze companies on the basis of operating performance, leverage and liquidity. We believe EBITDA allows a standardized comparison between companies in the industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA is also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these covenants in our credit facility and in the indentures for our senior subordinated notes and the notes that limit our ability to incur debt are based upon EBITDA. While providing useful information, EBITDA should not be considered in in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with generally accepted accounting princples. Adjusted Consolidated EBITDA is EBITDA as adjusted for the items noted in the above reconciliation. Adjusted RLEC EBITDA is Adjusted Consolidated EBITDA excluding Carrier Services EBITDA.

                         FairPoint Communications, Inc.

                       Sequential QTR/QTR Free Cash Flow



($ million)                                 Three-Months      Three-Months     Three-Months     Three-Months     Three-Months
                                               Ended             Ended             Ended            Ended            Ended
                                              06/30/03         03/31/03          12/31/02         12/31/02         09/30/02
                                           --------------    --------------   --------------   --------------   --------------
Consolidated Results:

Adjusted Consolidated EBITDA              $       33,924    $       33,284   $       33,802   $       33,505   $       34,488
Less:
    Scheduled principal payments                   1,045             1,231              925            1,370            1,354
    Interest expense (adjusted for
        amortization)                             22,031            22,264           19,789           18,929           19,416
    Capital expenditures                           9,486             6,947            3,542           19,800            9,722
    Income taxes                                     (18)              131              137               94               70
                                           --------------    --------------   --------------   --------------   --------------
Consolidated Free Cash Flow               $        1,380    $        2,711   $        9,409   $       (6,688)  $        3,926
                                           ==============    ==============   ==============   ==============   ==============



==============================================================================================================================


Rural Local Exchange Operations:
Adjusted RLEC EBITDA                      $       33,986    $       33,207   $       33,635   $       33,126   $       34,262
Less:
    Scheduled principal payments                   1,045               985              925            1,370            1,354
    Interest expense (adjusted for
        amortization)                             21,476            21,718           19,216           18,343           18,837
    Capital expenditures                           9,486             6,943            3,536           19,800            9,722
    Income taxes                                     187               275               47               94               70
                                           --------------    --------------   --------------   --------------   --------------
Rural Local Exchange Free Cash Flow       $        1,792    $        3,286   $        9,911   $       (6,481)  $        4,279
                                           ==============    ==============   ==============   ==============   ==============